SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                   -
                                  KADANT INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

       -------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

[LOGO] KADANT
AN ACCENT ON INNOVATION
One Acton Place, Suite 202
Acton, MA   01720

                                                                   April 7, 2003

Dear Stockholder:

         I am pleased to invite you to attend the 2003 annual meeting of stockholders of Kadant Inc. The meeting will be held on Thursday, May 15, 2003, at 2:30 p.m. at the Boston Marriott Burlington located at One Mall Road in Burlington, Massachusetts. Details regarding the business to be conducted at the meeting are described in the enclosed notice of the meeting and proxy statement.

         This mailing also includes our 2002 annual report to shareholders, which contains information about our businesses and our 2002 financial statements, a proxy card for you to record your vote and a return, postage-paid envelope for your proxy card.

         Your vote is very important. Whether or not you plan to attend the meeting in person, I hope you will vote as soon as possible. Please register your vote by completing and signing the enclosed proxy card and returning it to our transfer agent, American Stock Transfer & Trust Company, in the addressed, postage-paid envelope we have provided.

         Thank you for your support and continued interest in Kadant.

                                            Sincerely,



                                            /s/ William A. Rainville
                                            WILLIAM A. RAINVILLE
                                            Chairman and Chief Executive Officer

[LOGO] KADANT
AN ACCENT ON INNOVATION
One Acton Place, Suite 202
Acton, MA   01720

                                                                   April 7, 2003

To Stockholders of
KADANT INC.


                            NOTICE OF ANNUAL MEETING

         The 2003 annual meeting of stockholders of Kadant Inc. will be held on Thursday, May 15, 2003, at 2:30 p.m. at the Boston Marriott Burlington located at One Mall Road, Burlington, Massachusetts. The purpose of the meeting is to consider and take action upon the following matters:

         1. Election of two directors, constituting the class of directors to be elected for a three-year term expiring in the year 2006.

         2. Such other business as may properly be brought before the meeting and any adjournment of the meeting.

         The record date for the determination of the stockholders entitled to receive notice of and to vote at the meeting is April 2, 2003. Our stock transfer books will remain open.

         Our by-laws require that the holders of a majority of the shares of our common stock, issued and outstanding and entitled to vote at the meeting, be present in person or represented by proxy at the meeting in order to constitute a quorum for the transaction of business. Accordingly, it is important that your shares be represented at the meeting regardless of the number of shares you may hold. Whether or not you plan to attend the meeting in person, please promptly sign and return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States.

         This notice, the proxy and proxy statement are sent to you by order of the board of directors.


                                   SANDRA L. LAMBERT
                                   Vice President, General Counsel and Secretary

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Kadant Inc. for use at our 2003 annual meeting of stockholders to be held on Thursday, May 15, 2003, at 2:30 p.m. at the Boston Marriott Burlington, One Mall Road, Burlington, Massachusetts, and at any adjournment of that meeting. The mailing address of our executive office is One Acton Place, Suite 202, Acton, Massachusetts 01720. This notice, proxy statement and the enclosed proxy are being first furnished to our stockholders on or about April 10, 2003.


                                VOTING PROCEDURES

         The board of directors intends to present to the meeting the election of two directors for the class of directors whose three-year term will expire in 2006.

         The holders of a majority of the shares of our common stock, $.01 par value per share, that are issued and outstanding and entitled to vote at the meeting constitute a quorum for the transaction of business at the meeting. Shares present in person or represented by proxy (including shares that abstain or do not vote on one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.

         The election of directors is determined by a plurality of the votes cast by the stockholders entitled to vote on the election of directors. Each share of common stock you hold is entitled to one vote for or against a proposal. Shares represented by proxy will be voted in accordance with your instructions. You may specify your choice by marking the appropriate box on the proxy card. If your proxy card is signed and returned without specifying choices, your shares will be voted for the nominees listed, and as the individuals named as proxy holders on the proxy deem advisable on all other matters that may properly come before the meeting. An instruction to withhold authority to vote for a nominee for director will have no effect upon the outcome of the vote on the election of directors.

         If you hold your shares in "street name" through a broker, bank or other representative, generally the broker or other representative may only vote the shares that it holds for you in accordance with your instructions. However, if the broker or other representative has not timely received your instructions, it may vote on certain matters for which it has discretionary voting authority. If a broker or other representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. Brokers have discretionary voting authority on the election of directors. On matters other than the election of directors presented to the stockholders at a meeting, shares that abstain from voting on the particular matter, and shares held in street name by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote the shares as to a particular matter, will be not be counted as voting on the matter and will have no effect upon the outcome of the vote on such matter.

         Once you have returned your proxy, you may revoke it at any time before the shares are voted at the meeting by written notice to our secretary received before the meeting, by executing and returning a new proxy bearing a later date or by voting in person at the meeting. Attendance at the meeting without voting will not revoke a previously submitted proxy.

         When more than one stockholder share the same address, we may deliver only one annual report and one proxy statement to that address. Similarly, beneficial owners with the same address who hold their shares in street name through a broker, bank or other representative may have elected to receive only one copy of these documents at that address. We will promptly send a separate copy of either document to you if you request one by writing or calling us at Kadant Inc., One Acton Place, Suite 202, Acton, Massachusetts 01720 (telephone:
978-776-2000). If you are receiving multiple copies and would like to receive only one copy for your household in the future, you should contact your broker, bank or other representative if you hold shares in street name, or contact our transfer agent, American Stock Transfer & Trust Company, Shareholder Services Department, 59 Maiden Lane, New York, New York 10038 (telephone: 718-921-8200) if you hold shares in your own name.

         Our outstanding capital stock entitled to vote at the meeting (which excludes shares held in our treasury) as of April 2, 2003, consisted of 13,581,780 shares of our common stock. Only stockholders of record at the close of business on April 2, 2003, will be entitled to vote at the meeting. Each share is entitled to one vote.



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                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Our board of directors is divided into three classes of directors serving staggered three-year terms, with each class being as nearly equal in number as possible. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires. Two directors, John K. Allen and Francis L. McKone, who are currently members of our board of directors, are being nominated for reelection at this meeting. If a nominee becomes unavailable, the persons acting under the proxy may vote the proxy for the election of a substitute. Directors serve until the expiration of their terms, until their successors have been elected and qualified or until their earlier resignation, death or removal.

         Information regarding the business experience of each of our directors is provided below. Information on the stock ownership of our directors is provided in this proxy statement under the heading "Stock Ownership."




                       Nominees for Directors for the Three-Year Term That Will Expire in 2006

----------------------------------------------------------------------------------------------------------------------
John K. Allen                      Dr. Allen, 50, joined our board of directors in April 2002. Dr. Allen has been chairman, president and chief executive officer of Lawrence R. McCoy & Co., Inc., a privately held wholesale distributor of fencing, flooring, specialty building material and industrial wood components, since 2001. From 1999 to 2001, Dr. Allen was a principal of Allen Associates, a national management consulting practice assisting companies in strategic planning and executive development. From 1994 to
                                   1998, he was an executive with WPI Group, Inc., a manufacturer of power conversion products, hand-held terminals and computers, and related software products, as its vice president, planning and development from 1994 to 1995, and as group vice president of its power solutions group from 1995 to 1998.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Francis L. McKone                  Mr. McKone, 68, has been a member of our board of directors since March 1998. Mr.
                                   McKone was chairman of the board of Albany International Corp. from 1998 until his retirement in June 2001 and was its chief executive officer from 1993 until
                                   October 2000, its co-chief executive officer from 1984 to 1993 and its president from 1984 to 1998. Albany International Corp. is a worldwide supplier of paper-machine fabrics. Mr. McKone is currently a director of Albany International
                                   Corp. and is a trustee and member of the finance committee of the Rensselaer
                                   Polytechnic Institute.
----------------------------------------------------------------------------------------------------------------------


         Our directors listed below are not up for election this year and continue in office for the remainder of their terms or earlier in accordance with our by-laws.


                                       Director Whose Term Will Expire in 2004

----------------------------------------------------------------------------------------------------------------------
William A. Rainville               Mr. Rainville, 61, has been our president and chief executive officer since our incorporation in 1991, a member of our board of directors since 1992 and our chairman since August 2001. Mr. Rainville was chief operating officer, recycling and resource recovery, of Thermo Electron Corporation, a manufacturer of high-tech instrumentation, from 1998 until our spinoff in August 2001. He was also a senior vice president of Thermo Electron from 1993 to 1998. He joined
                                   Thermo Electron in 1972 and became a vice president in 1986. Prior to joining
                                   Thermo Electron, he held positions at Drott Manufacturing, Paper Industry
                                   Engineering and Sterling Pulp and Paper.
----------------------------------------------------------------------------------------------------------------------
<
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
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                                       Director Whose Term Will Expire in 2005

----------------------------------------------------------------------------------------------------------------------
John M. Albertine                  Dr. Albertine, 58, has been a member of our board of directors since June 2001.
                                   Dr. Albertine has been the chief executive officer of Albertine Enterprises,
                                   Inc., a consulting and merchant-banking firm, since 1990. He has also been a managing partner and founder of High Street Capital Management, LLC, a private equity fund, since March 2001. Dr. Albertine served as president of the American
                                   Business Conference, founded by Arthur Levitt, Jr., from 1981 to 1986, executive director of the Congressional Joint Economic Committee under Chairman Senator
                                   Lloyd Bentsen from 1979 to 1980, and the head of a presidential committee on aviation safety under President Ronald Reagan from 1987 to 1988. Dr. Albertine is also a director of Intermagnetics General Corp. and Semco Energy, Inc., and
                                   serves on the board of trustees of the Virginia Retirement System.
----------------------------------------------------------------------------------------------------------------------

Committees of the Board of Directors and Meetings

         Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each consisting of our independent directors.

         The audit committee assists the board of directors in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent auditor's performance, qualifications and independence and the performance of our internal audit function. The committee meets regularly with management and our independent auditors to discuss the annual audit of our financial statements, the quarterly reviews of our financial statements and our quarterly and annual earnings disclosure. Each member of the audit committee meets the independence guidelines set forth in the listing requirements of the American Stock Exchange, on which our common stock is listed. The current members of the audit committee are Mr. McKone (chairman), Dr. Albertine and Dr. Allen.

         The compensation committee reviews the performance of senior members of management and determines their compensation, and administers employee compensation, incentive compensation and incentive programs and policies. The current members of the compensation committee are Dr. Albertine (chairman) and Mr. McKone.

         The nominating and corporate governance committee was formed in December 2002 to identify and recommend to the board of directors qualified candidates for nomination as directors, to develop and monitor the company's corporate governance principles, to evaluate the board's performance and to review and make recommendations regarding management succession planning. The current members of the nominating and corporate governance committee are Dr. Allen (chairman) and Mr. McKone. Shareholders may submit names of qualified candidates for director along with detailed information on their backgrounds to the company's secretary for referral to the nominating and corporate governance committee.

         In 2002, the board of directors met eight times, the audit committee met eight times and the compensation committee met three times. The nominating and corporate governance committee was formed in December 2002 and did not meet during 2002. Each director attended at least 75% of all meetings of the board of directors and committees on which he served that were held during 2002.

Compensation of Directors

         Our independent directors may elect to be paid for their services in either cash or restricted stock. Directors are also reimbursed for their out-of-pocket expenses incurred in attending meetings of the board of directors.

         A director who elects to be paid in cash receives an annual retainer of $10,000 and meeting fees of $1,000 for attending regular meetings of the board of directors in person and $500 for participating in meetings of the board of directors by telephone. Members of committees of the board of directors (other than the committee chairman) receive an additional meeting fee of $500 for participating in these meetings; committee chairmen receive an additional meeting fee of $1,000.

         A director who elects to be paid in restricted stock receives 2,500 shares annually under our directors' restricted stock plan. The shares must be held for five years or until the director retires from the board of directors,

<
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
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whichever comes first. Directors are permitted to sell enough shares to satisfy the federal and state income taxes incurred as a consequence of the issuance of shares. Only treasury shares may be issued as restricted stock under the plan. The plan has a five-year term. In the event of a change in control during the plan term and the failure of a director to be reelected within one year, the director will receive additional unrestricted shares equal to the number of shares he would have received if he had remained a director for the remainder of the plan term. Restrictions on the shares lapse upon death.

         Our independent directors may also be granted stock options periodically under our equity incentive plan. In March 2002, Dr. Albertine and Mr. McKone were each granted an option to purchase 25,000 shares of our common stock at $14.15, the fair market value on the date of grant. In April 2002, in conjunction with his appointment as a director, Dr. Allen was granted an option to purchase 25,000 shares of our common stock at $14.12, the fair market value on the date of grant. All of these options vest in equal installments over the next three years, assuming the individual continues to serve as a director, and have a term of seven years.

         Our independent directors were compensated using a different system prior to April 2002. Directors were paid their annual retainer and meeting fees in cash and could elect to defer the receipt of these fees under a deferred compensation plan for directors. The amounts deferred were valued at the end of each quarter as units of common stock and could be distributed solely in shares. This plan was discontinued on April 1, 2002. Amounts already deferred under the plan will continue to be deferred until a director resigns from the board of directors, retires or dies. In the event of an actual or proposed change in control that is not approved by our board of directors, deferred amounts become payable immediately. There are currently deferred units equal to 2,568.9628 shares allocated under this plan.


                                 STOCK OWNERSHIP

         The following table sets forth the beneficial ownership of shares of our common stock as of March 1, 2003, with respect to (i) those persons we know to beneficially own more than 5% of our outstanding shares, (ii) each of our directors, (iii) each of our executive officers named in the summary compensation table under the heading "Executive Compensation" and (iv) all of our directors and current executive officers as a group. Unless otherwise indicated, the address of any person or entity listed is c/o Kadant Inc., One Acton Place, Suite 202, Acton, Massachusetts 01720.



                                                                           Shares of Common Stock
                                                                             Beneficially Owned
                                                                             ------------------
                      Name of Beneficial Owner (1)                        Number (2)     % of Class
                      ----------------------------                        ----------     ----------
State Street Research & Management Company (3)..........................  1,695,100        12.51%
John M. Albertine.......................................................     10,833          *
John K. Allen...........................................................     10,833          *
Edwin D. Healy..........................................................     61,091          *
Francis L. McKone.......................................................     14,062          *
Thomas M. O'Brien.......................................................    129,984          *
Jonathan W. Painter.....................................................    120,615          *
William A. Rainville....................................................    464,056          3.3%
Edward J. Sindoni.......................................................    128,162          *
All directors and current executive officers as a group (10 persons)....  1,106,455          7.6%

* Less than 1%
(1) Except as reflected in the footnotes to this table, shares beneficially owned consist of shares owned by the person and by that person for the benefit of minor children, and all share ownership includes sole voting and investment power.

(2) Shares beneficially owned by Dr. Albertine, Dr. Allen, Mr. Healy, Mr. McKone, Mr. O'Brien, Mr. Painter, Mr. Rainville, Mr. Sindoni and all directors and current executive officers as a group include 8,333, 8,333, 59,333, 8,733, 122,199, 114,348, 428,010, 120,219 and 1,032,836
         shares that the person or group had the right to acquire within 60 days of March 1, 2003, through the exercise of stock options. Shares beneficially

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(3)      owned by Mr. McKone and all directors and current executive officers as a group include 2,568 shares allocated to Mr. McKone's account maintained under our deferred compensation plan for directors, which was discontinued last year. Shares beneficially owned by Mr. Painter include 3 shares held in a custodial account for the benefit of a minor child.

(4) The address of State Street Research & Management Company is One Financial Center, 30th Floor, Boston, Massachusetts 02111-2690. The address and number of shares of our common stock beneficially owned by State Street Research & Management Company is based on the Schedule 13G it filed with the U.S. Securities and Exchange Commission on February 14, 2003 and is as of December 31, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and beneficial owners of more than 10% of our common stock, to file with the U.S. Securities and Exchange Commission initial reports of ownership and periodic reports of changes in ownership of our securities. Based upon a review of these filings, all Section 16(a) filing requirements applicable to such persons were complied with during 2002 on a timely basis, with the following exceptions. Mr. Rainville, Mr. O'Brien and Mr. Painter each amended their previously filed Form 5 report for the fiscal year 2002, which was filed on a timely basis, three weeks later to include disclosure of the surrender to the company of 744, 104 and 104 shares, respectively, to satisfy tax withholding obligations related to the vesting of restricted stock in January 2002.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table summarizes compensation information for our chief executive officer and our four other executive officers who were the most highly compensated in the fiscal year ended December 28, 2002, based on their salary and bonus compensation. These executive officers are collectively referred to as the "named executive officers."



Summary Compensation Table
---------------------------------------------------------------------------------------------------------------------
                                                                               Long Term
                                                                              Compensation
                                                                              ------------
                                                Annual Compensation           Securities
                                                -------------------           Underlying            All Other
Name and Principal Position         Fiscal Year  Salary       Bonus             Options          Compensation (1)
---------------------------         -----------  ------       -----             -------          ----------------


William A. Rainville                   2002      $400,000     $225,000        400,000            $100,907 (2)
  Chief Executive Officer              2001      $291,000     $200,000        100,000            $ 17,859 (2)
                                       2000      $245,000     $157,500           --              $ 23,150 (2)
---------------------------------------------------------------------------------------------------------------------
Thomas M. O'Brien                      2002      $215,000     $100,000         50,000            $ 12,831
  Executive Vice President and         2001      $195,000     $100,000        100,000            $ 16,600
  Chief Financial Officer              2000      $184,000     $ 77,000           --              $ 18,205
---------------------------------------------------------------------------------------------------------------------
Edward J. Sindoni                      2002      $205,000     $ 95,000         50,000            $ 12,987
  Senior Vice President                2001      $187,000     $100,000        100,000            $ 16,418
                                       2000      $181,000     $ 98,000           --              $ 18,067
---------------------------------------------------------------------------------------------------------------------
Jonathan W. Painter                    2002      $190,000     $ 95,000           --              $217,813 (3)
  Executive Vice President             2001      $183,000     $ 85,000         75,000            $ 12,601 (3)
                                       2000      $173,000     $ 81,500          --               $  5,568 (3)
---------------------------------------------------------------------------------------------------------------------
Edwin D. Healy                         2002      $230,000     $ 55,000           --              $ 12,598
  Vice President (4)
---------------------------------------------------------------------------------------------------------------------


(1) The amounts disclosed in this column include payment of employer contributions under our company's and subsidiaries' 401(k) savings or profit sharing plans.

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(2)      In 1996, the company extended an interest-free loan to Mr. Rainville to purchase 2,000 shares of our common stock in order to comply with a stock holding policy for executive officers adopted in 1996. The stock holding policy was terminated and the outstanding balances of the loans that had not already been repaid by our officers were forgiven effective January 2, 2002. The amount disclosed in this column for 2002 includes the $49,121 outstanding balance of the original $118,104 loan that was forgiven in January 2002, and $40,762 that was paid to Mr. Rainville as a tax reimbursement to cover the additional federal and state income taxes due in connection with the forgiveness of the loan. The amounts disclosed in this column for 2001 and 2000 include $2,193 and $5,038 of interest imputed on this loan. See "Certain Relationships and Related Transactions."

(3) In 1997, the company extended an interest-free loan to Mr. Painter to purchase 2,600 shares of our common stock in order to comply with a stock holding policy for executive officers adopted in 1996. The stock holding policy was terminated and the outstanding balances of the loans that had not already been repaid by our officers were forgiven effective January 2, 2002. The amount disclosed in this column for 2002 includes the $114,078 outstanding balance of the original $157,303 loan that was forgiven in January 2002, and $94,665 that was paid to Mr. Painter as a tax reimbursement to cover the additional federal and state income taxes due in connection with the forgiveness of the loan. The amounts disclosed in this column for 2001 and 2000 include $4,725 and $7,918 of interest imputed on this loan. See "Certain Relationships and Related Transactions."

(4)      Mr. Healy was named an executive officer in October 2002.

Stock Options Granted During Fiscal Year 2002

         The following table presents information concerning individual grants of stock options made during fiscal 2002 to our named executive officers. It has not been our policy in the past to grant stock appreciation rights, and no such rights were granted during fiscal 2002.



                                            Option Grants in Fiscal 2002
--------------------------------------------------------------------------------------------------------------------
                                                                                          Potential Realizable
                                                                                            Value at Assumed
                                               Percent of                                Annual Rates of Stock
                            Number of         Total Options                              Price Appreciation for
                            Securities         Granted to     Exercise                       Option Term (2)
                        Underlying Options    Employees in    Price Per  Expiration          ---------------
Name                       Granted (1)         Fiscal Year     Share        Date               5%          10%
                           -----------         -----------     -----        ----               --          ---
William A. Rainville        100,000               16.7%        $14.50     1/02/09        $  590,295   $1,375,640
                            300,000               50.1%        $16.00     5/16/09        $1,954,082   $4,553,852
--------------------------------------------------------------------------------------------------------------------
Thomas M. O'Brien            50,000                8.4%        $14.50     1/02/09        $  295,148   $  687,820
--------------------------------------------------------------------------------------------------------------------
Edward J. Sindoni            50,000                8.4%        $14.50     1/02/09        $  295,148   $  687,820
--------------------------------------------------------------------------------------------------------------------
Jonathan W. Painter            --                   --           --          --                --          --
--------------------------------------------------------------------------------------------------------------------
Edwin D. Healy                 --                   --           --          --                --          --
--------------------------------------------------------------------------------------------------------------------
(1)      The vesting and exercise schedule for these options is 1/3 after the first year, 2/3 after the second year and 100% after the third year.
         The exercise price may be paid in cash or by delivery of already-owned shares, and tax-withholding obligations arising from the exercise may be paid by surrendering shares, subject to certain conditions.

(2) The potential realizable values stated in this table represent hypothetical gains that could be achieved if the options are exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the grant date to the expiration date of the options. The hypothetical gains shown are net of the option exercise price and do not include deductions for taxes or other expenses associated with the exercise.
         Actual gains, if any, on stock option exercises will depend on the future performance of our shares, the executive's continued employment during the option term and the date the options are exercised. The potential realizable values are calculated based on requirements of the U.S. Securities and Exchange Commission and do not represent the estimated growth of our stock price.



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Stock Options Exercised During Fiscal 2002 and Fiscal Year-End Option Values

         The following table reports certain information regarding stock option exercises during fiscal 2002 and outstanding stock options held at the end of fiscal 2002 by our named executive officers. No stock appreciation rights were exercised or were outstanding during fiscal 2002.

---------------------------------------------------------------------------------------------------------------------
                                                        Number of  Securities
                                                        Underlying Unexercised      Value of Unexercised-In-the-
                             Shares                     Options at Fiscal Year-       Money Options at Fiscal
                           Acquired on      Values         End (Exercisable/          Year-End (Exercisable/
       Name                 Exercise      Realized (1)     Unexercisable) (2)           Unexercisable) (3)
----                        --------      ------------     ------------------           ------------------
William A. Rainville           --              --             394,677 /466,667        $1,124,651  /$223,334
---------------------------------------------------------------------------------------------------------------------
Thomas M. O'Brien (4)          --              --             105,533 /116,667        $  264,213  /$185,334
---------------------------------------------------------------------------------------------------------------------
Edward J. Sindoni (4)          --              --             103,553 /116,667        $  128,413  /$185,334
---------------------------------------------------------------------------------------------------------------------
Jonathan W. Painter            --              --             114,348 / 50,000        $  446,866  /$110,550
---------------------------------------------------------------------------------------------------------------------
Edwin D. Healy                 --              --             59,533  / 26,667        $  138,960  /$ 58,934
---------------------------------------------------------------------------------------------------------------------
(1)      The amounts shown in this table represent the difference between the option exercise price and the market price on the date of exercise multiplied by the number of option shares exercised, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2) The vesting and exercise schedule for options granted in 2001 and after is 1/3 after the first year, 2/3 after the second year and 100% after the third year. Options granted prior to 2001 are immediately exercisable, but can be repurchased by us at the exercise price if the executive ceases to be an employee. The repurchase rights lapse over varying periods ranging from one to ten years, depending on the option term, which may vary from two to twelve years, provided that the executive continues to be employed during the period. The exercise price may be paid in cash or by delivery of already-owned shares, and tax-withholding obligations arising from the exercise may be paid by surrendering shares, subject to certain conditions.

(3) The value of unexercised stock options is based on the difference between the exercise price and the closing price of our common stock on the American Stock Exchange on December 27, 2002, of $15.26.

(4) In January 2002, Mr. O'Brien and Mr. Sindoni each exercised options to purchase 261 shares of the common stock of Thermo Electron Corporation, our former parent company, that they had received as part of Thermo
         Electron's executive compensation program prior to our spinoff from Thermo Electron. In connection with the spinoff, our employees were allowed to exercise their outstanding Thermo Electron options up to January 31, 2002. Any options not exercised by that date expired.

Defined Benefit Retirement Plan

         One of our subsidiaries maintains a defined benefit retirement plan for eligible U.S. employees, in which all of our named executive officers participate.

         The following table states the estimated annual benefits payable upon retirement to eligible employees in specified compensation and years-of-service classifications under the retirement plan. The estimated benefits at certain compensation levels reflect the statutory limits on compensation that can be recognized for plan purposes. The limit in 2002 was $200,000 per year.

Average Annual Compensation                                   Years of Service
---------------------------        ------------------------------------------------------------------
                                      15            20             25             30             35
                                   -------       -------        -------        -------        -------
         $100,000                  $26,250       $35,000        $43,750        $48,125        $48,125
         $125,000                  $32,813       $43,750        $54,688        $60,156        $60,156
         $150,000                  $39,375       $52,500        $65,625        $72,188        $72,188
         $175,000                  $45,938       $61,250        $76,563        $84,219        $84,219
         $200,000                  $52,500       $70,000        $87,500        $96,250        $96,250

         Each eligible employee receives a monthly retirement benefit, beginning at normal retirement age (65), based on a percentage (1.75%) of his average monthly compensation before retirement, multiplied by his years of

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                                       7

>
service (up to a maximum of 30 years). Full credit is given for the first 25 years of service, and half credit is given for years over 25 and less than 30. Benefits are reduced for retirement before normal retirement age. Average monthly compensation is generally defined as average monthly base salary over the five consecutive years of highest compensation in the ten-year period preceding retirement. For 2002, the compensation recognized for plan purposes was $200,000 for Mr. Rainville, Mr. O'Brien, Mr. Sindoni, Mr. Painter and Mr. Healy. Assuming retirement at age 65, the estimated credited years of service recognized under the retirement plan would be 30, 26, 23, 30 and 5 for Mr. Rainville, Mr. O'Brien, Mr. Sindoni, Mr. Painter and Mr. Healy. Benefits under the retirement plan are fully vested after five years of participation. The benefits shown in the table are subject to reduction for Social Security benefits. The plan benefits shown are payable during the employee's lifetime unless the employee elects another form of benefit that provides death benefit protection.

Change in Control Agreements

         We have change in control agreements with our officers and key employees that provide severance pay and continuation of certain welfare benefits in the event of a change in control and a subsequent loss of employment within 18 months. A "change in control" is defined in the agreements as:

         - the acquisition by any person of 40% or more of our outstanding common stock or voting securities;

         - the failure of our incumbent directors to constitute a majority of the board of directors, meaning directors who are members of the board of directors on the date of the agreement and members who are subsequently nominated or elected by a majority of the incumbent directors;

         - the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange, or the sale or other disposition of all or substantially all of our assets unless immediately after such transaction (a) the holders of our common stock immediately prior to the transaction own more than 60% of the outstanding voting securities of the resulting or acquiring corporation in substantially the same proportions as their ownership immediately prior to such transaction and
                 (b) no person after the transaction owns 40% or more of the outstanding voting securities of the resulting or acquiring corporation; or

         - approval by our stockholders to completely liquidate or dissolve our company.

         The purpose of these agreements is to retain our management and assure their continued dedication without distraction by the possibility of a change in control. The agreements provide for severance payments and the continuation of certain welfare benefits to an executive whose employment is terminated, either voluntarily with "good cause," or involuntarily "without cause," during the 18-month period following a change in control.

         The amount of severance pay and the length of time welfare benefits continue is based on the executive's position. Mr. Rainville, our chief executive officer, would be entitled to severance pay equal to three times his highest annual salary and annual bonus during the prior five years, and would be provided benefits for a three-year period, substantially equivalent to the benefit package he otherwise would have been entitled to receive if his employment had not been terminated. All of the other named executive officers would be entitled to severance pay equal to two times their highest annual salary and annual bonus during the prior five years, and would be provided benefits for a two-year period, substantially equivalent to the benefit package they otherwise would have been entitled to receive if their employment had not been terminated. The agreements also require tax reimbursement payments to executives to mitigate any excise tax imposed on the executive if payments under the agreements are deemed to be "excess parachute payments" under the Internal Revenue Code.

         The agreements also provide that upon a change in control all outstanding options will be fully vested, all resale and repurchase rights will lapse, and all restrictions on restricted stock will lapse. Each executive also is entitled to a cash payment to be used toward outplacement services equal to $25,000 for Mr. Rainville and $20,000 for each of the other named executive officers.




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                                       8

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                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Our executive compensation program is administered by the compensation committee of our board of directors. The committee consists solely of independent directors and is responsible for approving all elements of compensation for our executive officers. The following report was provided by the committee.

Compensation Philosophy

         Our compensation policies are designed to reward and motivate executives to achieve long-term value for our stockholders by meeting our business objectives, and to attract and retain dedicated, talented individuals to accomplish our objectives. We believe that an executive compensation program designed and administered with a clear and strong link to our business strategy and long-term goals, and to stockholder returns, will accomplish these objectives.

         In late 2001, following our spinoff from Thermo Electron, we engaged an outside compensation consultant to assess the competitiveness of our executive compensation program. We made several changes in 2002 salary and reference bonuses for our executive officers based on the recommendations of our compensation consultant. These changes were made to ensure that our executive compensation packages were competitive and to reflect the additional responsibilities of our management team as a consequence of our status as an independent public company. We also granted significant awards of stock options in late 2001 and 2002 to accomplish our objective of providing competitive long-term incentive compensation to our management team.

Components of Executive Compensation

         Our executive compensation program consists of the following elements:

         -       base salary

         -       annual cash incentive compensation or bonus

         - long-term incentives, primarily in the form of stock options or restricted stock

         We review and determine the components of executive compensation for the executive officers as described below.

         Base Salary. Base salary is annual cash compensation and is determined by the executive's job responsibilities and competitive market factors, including general or regional economic conditions and cost of living changes. Base salary is reviewed and adjusted annually based on a salary range, which reflects competitive salaries for executives with similar responsibilities.

         Bonus. The annual incentive component of executive compensation links pay to objective financial measures and achievement of subjective goals that we believe enhance stockholder value. At the beginning of each year, we determine a reference bonus for each executive based on a competitive range, which reflects the executive's job responsibilities and competitive market conditions. At year-end, we determine the actual bonus to be paid to the executive based on our company's overall performance and the performance of the businesses reporting to the executive, as well our assessment of the achievement of stated subjective goals, which vary for each executive. In 2002, we measured our company's performance on growth in earnings per share and return on stockholders' equity, and individual businesses were measured on growth in their operating income and return on net assets. There are no targeted, minimum or maximum levels of annual incentive compensation.

         Long-Term Incentive Compensation. We use stock-based compensation in the form of stock options or restricted stock to link long-term executive compensation to long-term increases in stockholder value. Our determination of the number of stock options to be granted or restricted stock to be awarded is based on competitive practices and the executive's level of responsibility. We give consideration to the number of stock options or shares of restricted stock previously granted to an executive in considering the appropriate size of an award.

         In late 2001, we reviewed the total participation of our executives in our long-term incentive compensation program with an outside compensation consultant. We had not regularly granted stock options to our employees in the past several years and we determined that our long-term incentive compensation program was no longer competitive and was not achieving the objectives we desired. Based on these findings, we adopted a plan that provided for significant awards of stock options in late 2001 and early 2002.



<

>
2002 CEO Compensation

         We used the same compensation philosophy and guidelines discussed above to determine Mr. Rainville's 2002 compensation. In late 2001, we engaged an outside compensation consultant to assess the competitiveness of our executive compensation program. As part of its engagement, the consultant surveyed the total compensation for chief executive officers of companies we considered our peers in the industries we serve and other market surveys for companies comparable to our size to determine a total compensation package for Mr. Rainville. The increase in Mr. Rainville's 2002 salary reflects the recommendations of our compensation consultant, taking into account Mr. Rainville's increased responsibilities as the chief executive officer of an independent public company after our spinoff from Thermo Electron and other competitive considerations. In addition, we also increased Mr. Rainville's reference bonus to reflect competitive considerations. We used the same process to determine Mr. Rainville's 2002 bonus as we used for other executive officers, as explained above, and we assessed Mr. Rainville's achievement of subjective factors, including his leadership in establishing and implementing strategic and operational goals in response to the difficult business environment in the pulp and paper industry, as well as his guidance in advancing the business objectives of our composite building products business.

          The total compensation package for Mr. Rainville recommended by our outside compensation consultant also included recommendations for equity participation, and we concluded that Mr. Rainville's existing equity participation in the company in the form of stock options was not competitive. We established a goal of granting Mr. Rainville stock options equal to approximately 4% of our outstanding shares, or 500,000 shares, within the following year. We met this goal through a combination of awards in December 2001, January 2002 and May 2002.

Policy on Deductibility of Compensation

         Section 162(m) of the Internal Revenue Code limits the tax deduction available to public companies for annual compensation paid to certain executive officers in excess of $1 million, unless the compensation qualifies as "performance-based" or is otherwise exempt from Section 162(m). We consider the potential effect of Section 162(m) in designing our executive compensation program, but we reserve the right to use our independent judgment to approve nondeductible compensation, while taking into account the financial effects such action may have on our company. From time to time, we re-examine our executive compensation practices and the effect of Section 162(m).

                        Dr. John M. Albertine (chairman)
                              Mr. Francis L. McKone


                             AUDIT COMMITTEE REPORT


         The role of the audit committee is to assist the board of directors in its oversight of the company's financial reporting process, as stated in the charter of the committee.

         Management is responsible for the preparation, presentation and integrity of the company's financial statements, its accounting and financial reporting principles, and its internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The company's independent auditors are responsible for auditing the company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

         In the performance of our oversight function, we have reviewed and discussed the audited financial statements of the company for the fiscal year ended December 28, 2002, with management and our independent auditors, Ernst & Young LLP. We also discussed with Ernst & Young LLP the reasonableness of significant judgments and the clarity of disclosures in the financial statements, the quality, not just the acceptability, of the company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. We have received from Ernst & Young LLP the letter and other written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and have discussed with Ernst & Young LLP their independence. We have also considered whether the provision of other non-audit services by Ernst & Young LLP is compatible with maintaining their independence.



<

>
         In reliance upon the review and discussions described in this report, we recommended to the board of directors that the audited financial statements be included in the company's annual report on Form 10-K for the year ended December 28, 2002, for filing with the U.S. Securities and Exchange Commission.

                        Mr. Francis L. McKone (chairman)
                              Dr. John M. Albertine
                                Dr. John K. Allen

                          COMPARATIVE PERFORMANCE GRAPH


         The following line graph compares the cumulative, five-year total stockholder return assuming an investment of $100 (and the reinvestment of any dividends) in our common stock, the Standard & Poor's 500 Stock Index, and the Dow Jones U.S. Paper Products Index. We are replacing the American Stock Exchange Composite Index with the Standard & Poor's 500 Stock Index as our broad equity market index this year as we believe it is a more comprehensive index of comparable equity securities. Our common stock trades on the American Stock Exchange under the ticker symbol "KAI."

                 Comparison of Total Returns Among Kadant Inc.,
                     the Standard & Poor's 500 Stock Index,
                the American Stock Exchange Composite Index and
                    the Dow Jones U.S. Paper Products Index
                   from January 2, 1998 to December 27, 2002.



                                     [CHART]




------------------------------------------------------------------------------------------------------------------

                                  1/2/98      12/31/98     12/31/99      12/29/00      12/28/01     12/27/02
------------------------------------------------------------------------------------------------------------------
Kadant Inc.                         100          58           58            28            24           25
------------------------------------------------------------------------------------------------------------------
S&P 500 Index                       100         129          156           141           125           97
------------------------------------------------------------------------------------------------------------------
Amex Composite Index                100         107          142           131           122          100
------------------------------------------------------------------------------------------------------------------
Dow Jones US Paper Products         100         100          129           118           118          103
------------------------------------------------------------------------------------------------------------------





<

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                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The compensation committee of our board of directors terminated our stock holding assistance plan effective January 2, 2002, and forgave the outstanding balances of loans to our executive officers under the plan. This plan, which was adopted in 1996, was originally intended to assist executive officers in acquiring and holding a minimum number of shares of our common stock by providing them with interest-free loans to purchase our shares. Two of our executive officers were extended loans under this program. Mr. William A. Rainville received a loan under this program in 1996 in the principal amount of $118,104 to purchase 2,000 shares, of which he had repaid $68,983 by the end of December 2001. The balance of $49,121 remaining outstanding at the end of 2001 was forgiven effective January 2, 2002. The largest amount of net indebtedness owed to us by Mr. Rainville under this loan since December 30, 2001 (the beginning of our last fiscal year), was $49,121. Mr. Jonathan W. Painter received a loan under this program in 1997 in the principal amount of $157,304 to purchase 2,600 shares, of which he had repaid $43,226 by the end of December 2001. The balance of $114,078 remaining outstanding at the end of 2001 was forgiven effective January 2, 2002. The largest amount of net indebtedness owed to us by Mr. Painter under this loan since December 30, 2001, was $114,078. In connection with the forgiveness of the outstanding balance of the loans on January 2, 2002, our compensation committee also authorized tax reimbursement payments of $40,762 to Mr. Rainville and $94,665 to Mr. Painter to mitigate federal and state income taxes arising from the forgiveness of the loans.


                              INDEPENDENT AUDITORS

         The board of directors has retained Ernst & Young LLP as our independent auditors for the current fiscal year and the fiscal year ended December 28, 2002. Representatives of Ernst & Young LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Fees of Independent Auditors

         The aggregate fees for professional services rendered by Ernst & Young LLP during 2002 are as follows.

         Audit Fees. Ernst & Young LLP billed us an aggregate of $345,000 in 2002 for the audit of our 2002 financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q, and other services in connection with statutory and regulatory filings and engagements.

         Audit-Related Fees. We were not billed by Ernst & Young LLP in 2002 for any other professional services for assurance and related services reasonably related to the performance of the audit or the review of our financial statements.

         Tax Fees. Ernst & Young LLP billed us an aggregate of $189,000 for tax services relating to consultation and compliance.

         All Other Fees. There were no other fees billed to us by Ernst & Young LLP during 2002.

Disclosure Relating to Former Independent Public Accountant

         On June 19, 2002, we dismissed our former independent public accountant, Arthur Andersen LLP, and engaged Ernst & Young LLP, as reported in our current report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 20, 2002. The decision to change auditors was approved by the audit committee of our board of directors and ratified by our board of directors.

         The reports of Arthur Andersen on the company's consolidated financial statements for the fiscal years ended December 29, 2001 and December 30, 2000, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         In addition, during the fiscal years ended December 29, 2001 and December 20, 2000, and the subsequent interim period preceding the date of the dismissal of Arthur Andersen, there were no disagreements between the company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the company's

<

>
consolidated financial statements, and there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

         The company did not consult with Ernst & Young LLP during the fiscal years ended December 29, 2001 and December 30, 2000, and the subsequent interim period preceding the firm's engagement, regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


                                  OTHER ACTION

         We are not aware at this time of any other matters that will be presented for action at the meeting. Should any such matters be presented, the proxies grant power to the proxy holders to vote shares represented by the proxies in the discretion of the proxy holders.


                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be included in the proxy statement and form of proxy relating to our 2004 annual meeting of stockholders and to be presented at that meeting must be received by us for inclusion in the proxy statement and form of proxy no later than December 12, 2003. In addition, our by-laws contain an advance notice provision that requires stockholders who desire to bring proposals before an annual meeting (which proposals are not to be included in our proxy statement and are submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934) to comply with the advance notice provision. The advance notice provision requires that stockholders give timely written notice of their proposal to our secretary. To be timely, notices must be delivered to our secretary at our principal executive office not less than 60 nor more than 75 days before the first anniversary of the date the company mailed its proxy materials the prior year. Accordingly, a stockholder who intends to present a proposal at the 2004 annual meeting of stockholders must provide written notice of the proposal to the secretary after January 26, 2004 and before February 10, 2004. Proposals received at any other time will not be voted on at the meeting. Stockholders who wish to nominate director candidates for the stockholders to consider must include in the notice the additional information specified in our by-laws, including, among other things, the candidate's name, biographical data and qualifications. If a stockholder makes a timely notification, the proxies that we solicit for the meeting may still exercise discretionary voting authority on the proposal, consistent with the proxy rules of the U.S. Securities and Exchange Commission.


                             SOLICITATION STATEMENT

         The cost of this solicitation of proxies will be borne by the company. Solicitation will be made primarily by mail, but our regular employees may solicit proxies personally or by telephone, facsimile transmission or telegram. Brokers, nominees, custodians and fiduciaries are requested to forward solicitation materials to obtain voting instructions from beneficial owners of shares registered in their names, and we will reimburse such parties for their reasonable charges and expenses.



Acton, Massachusetts
April 7, 2003



<

>
                                  FORM OF PROXY

                                   KADANT INC.

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 15, 2003

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints William A. Rainville, Thomas M. O'Brien and Jonathan W. Painter, or any one of them in the absence of the others, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of the Stockholders of Kadant Inc., a Delaware corporation (the "Company"), to be held on Thursday, May 15, 2003 at 2:30 p.m. at the Boston Marriott Burlington, One Mall Road, Burlington, Massachusetts, and at any adjournment or postponement thereof, and to vote all shares of common stock of the Company standing in the name of the undersigned on April 2, 2003, with all of the powers the undersigned would possess if personally present at such meeting:



            (IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE.)


<

>
                        ANNUAL MEETING OF STOCKHOLDERS OF
                                   KADANT INC.
                                  May 15, 2003

Please date, sign and mail your proxy card in the enveloped provided as soon as possible.

                Please detach and mail in the envelope provided.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
              YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. [ x ]

1. Election of two directors to the class to be elected for a three-year term expiring in 2006.

         Nominees:         John K. Allen
                           Francis L. McKone

         [  ] FOR ALL NOMINEES

         [  ] WITHHOLD AUTHORITY FOR ALL NOMINEES

         [  ] FOR ALL EXCEPT

             (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
-----------
"FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

2. In their discretion on such other matters as may properly come before the Meeting.

The shares represented by this Proxy will be voted "FOR" the proposals set forth above if no instruction to the contrary is indicated or if no instruction is given.

Copies of the Notice of Meeting and of the Proxy Statement have been received by the undersigned.

PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.



To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]


Signature of Stockholder_________________________________   DATE________________
Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.



<